Segments Information (Details)	12 Months Ended
Jun. 30, 2025
Segments Information [Abstract]
Number of operating segment	1
Description of segment information	The Company’s chief operating decision maker (“CODM”) uses revenue to measure segment profit or loss and assesses performance against expectations to make resource allocation decisions.
Title of decision maker	Chief operating decision maker
Number of reportable segment	1